UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTEREDMANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:                     811-21984

Central Park Group Multi-Event Fund

(Exact name of registrant as specified in charter)

805 Third Ave., 18th Floor, New York, NY	10022

(Address of principal executive offices)	(Zip code)

Gemini Fund Services, LLC 4020 South 147th St Omaha Nebraska, 68137

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-317-9200

Date of fiscal year end: October 31

Date of reporting period: October 31, 2011

Item 1. Reports to Stockholders.

Central Park Group Multi-Event Fund

Financial Statements

Annual Report

October 31, 2011

CENTRAL PARK GROUP MULTI-EVENT FUND

Financial Statements

For the Year Ended October 31, 2011

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Central Park Group Multi-Event Fund:

We have audited the accompanying statement of assets and liabilities of Central Park Group Multi-Event Fund (the “Fund”), including the schedule of portfolio investments, as of October 31, 2011, and the related statements of operations and cash flows for the year then ended and the statements of changes in net assets for each of the two years in the year then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011 by correspondence with the custodian and others. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Central Park Group Multi-Event Fund at October 31, 2011, the results of its operations and its cash flows for the year then ended and the changes in its net assets and the financial highlights for each of the periods indicated above, in conformity with U.S generally accepted accounting principles.

December 28, 2011

A Member Practice of Ernst & Young Global

CENTRAL PARK GROUP MULTI-EVENT FUND
Statement of Assets and Liabilities
October 31, 2011

Assets
Investments, at fair value (cost $68,050,987)	$ 67,718,884
Due from brokers	2,712,506
Receivable for investments sold, not settled	2,464,250
Interest and dividends receivable	3,209
Other assets	22,528
Total Assets	72,921,377

Liabilities
Payable for capital shares redeemed	7,782,804
Payable for investments purchased, not settled	813,750
Due to investment adviser	371,807
Accounts payable and other accrued expenses	738,546
Total Liabilities	9,706,907
Net Assets	$ 63,214,470

Composition of net assets
Paid in capital	$ 62,766,402
Accumulated net investment income	32,078
Accumulated net realized gain from investments, options, securities and exchange
traded funds sold short, written options, swaps and foreign currency transactions	748,106
Accumulated net unrealized depreciation from investments, options, securities and exchange traded funds sold short, written options, swaps and foreign currency transactions
(332,116)
Net assets at end of year	$ 63,214,470

Shares Outstanding
(12,500,000 shares authorized)	6,670,425

Net asset value per share outstanding	$ 9.48

The accompanying notes are an integral part of these financial statements.

CENTRAL PARK GROUP MULTI-EVENT FUND
Schedule of Portfolio Investments
October 31, 2011

			% of
Shares	Type	Fair Value ($)	Net Assets
	COMMON STOCK
	AIRLINES
20,292	Capmark Financial Group (a)	$ 343,950	0.54%
	TOTAL COMMON STOCK (Cost - $420,329)

	PREFERRED STOCKS
	LIFE/HEALTH INSURANCE
23,918	Universal American Spin Corp. (a)	538,155	0.85%
	TOTAL PREFERRED STOCKS (Cost - $597,950)

	PRIVATE PLACEMENTS
534,744	JAM Recovery Fund LP (a,b,c,d)	562,604	0.89%
	TOTAL PRIVATE PLACEMENTS (Cost - $534,744)

Par Value

	CORPORATE BONDS
187,152	Capmark Financial Group, 7%, 9/30/14	185,421
240,954	Capmark Financial Group, 9%, 9/30/15	241,030
	TOTAL CORPORATE BONDS (Cost - $650,240)	426,451	0.68%

Shares	SHORT-TERM INVESTMENTS
65,847,724	Union Bank of California Money Market Sweep	65,847,724	104.17%
	TOTAL SHORT-TERM INVESTMENTS (Cost - $65,847,724)

	TOTAL INVESTMENTS IN SECURITIES (Cost - $68,050,987) (e)	$ 67,718,884	107.13%
	LIABILITIES IN EXCESS OF OTHER ASSETS	(4,504,414)	-7.13%
	NET ASSETS	$ 63,214,470	100.00%

(a)	Non income producing.
(b)	Fair value security. These securities represent 0.9% of the net assets as of October 31, 2011.
(c)	Security restricted as to resale or transfer.
(d)	Illiquid security.
(e)	The Fund has categorized its investments in accordance with the "Fair Value Measurements and Disclosures"
	Topic 820 of the Accounting Standards Codification ('ASC 820'). See note 3 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

CENTRAL PARK GROUP MULTI-EVENT FUND
Statement of Operations
For the Year Ended October 31, 2011

Investment Income
Dividends (net of withholding tax of $1,642)	$ 527,327
Interest	508,143
Total Investment Income	1,035,470

Expenses
Investment management fees	1,570,713
Incentive fees	102,454
Professional fees	373,185
Dividend expense	320,377
Interest expense	220,925
Administration fees	112,336
Trustees' fees	20,681
Custodian fees	27,335
Other expenses	309,899
Total Expenses	3,057,905

Net Investment Loss	(2,022,435)

Net realized and unrealized gain from investments, options,
securities and exchange traded funds sold short, written options, swaps and foreign currency transactions/translations
Net realized gain (loss) from:
Investments	4,736,450
Purchased options	(4,942,855)
Securities and exchange traded funds sold short	2,048,658
Written options	387,564
Swaps	(235,453)
Foreign currency transactions	(176,428)
Total net realized gain	1,817,936
Change in net unrealized appreciation/(depreciation) from:
Investments	(3,259,658)
Purchased options	(469,758)
Securities and exchange traded funds sold short	28,821
Written options	260,974
Swaps	(211,524)
Foreign currency translations	9,145
Total change in net unrealized appreciation/(depreciation)	(3,642,000)

Net realized and unrealized loss from investments, options,
securities and exchange traded funds sold short, written options,
swaps and foreign currency transactions/translations	(1,824,064)
Net decrease in net assets resulting from operations	$ (3,846,499)

The accompanying notes are an integral part of these financial statements.

CENTRAL PARK GROUP MULTI-EVENT FUND
Statement of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	October 31, 2011	October 31, 2010
Increase/Decrease in net assets resulting from operations
Net investment loss	$ (2,022,435)	$ (1,382,993)
Net realized gain/(loss) from investments, options, securities and exchange traded funds sold short, written options,
swaps and foreign currency transactions	1,817,936	(286,228)
Change in net unrealized appreciation/(depreciation) from investments options, securities and exchange traded funds sold short,
written options, swaps and foreign currency translations	(3,642,000)	3,501,873
Net increase/(decrease) in net assets resulting from operations	(3,846,499)	1,832,652

Distributions to shareholders
From net realized gains	-	(2,368,436)
Net decrease in net assets from distributions to shareholders	-	(2,368,436)

Shareholder Transactions
Proceeds from shares issued	8,930,056	36,334,378
Net asset value of shares issued in reinvestment
of distributions to shareholders	-	2,221,478
Cost of shares redeemed	(20,330,165)	(10,551,445)
Net increase/decrease in net assets from share transactions	(11,400,109)	28,004,411

Total net increase/(decrease) in net assets	(15,246,608)	27,468,627
Net assets at beginning of year	78,461,078	50,992,451
Net assets at end of year	$ 63,214,470	$ 78,461,078
Accumulated net investment gain/(loss)	$ 32,078	$ (211,524)

Share Activity
Shares Sold	874,077	3,649,445
Shares Reinvested	-	221,483
Shares Redeemed	(2,030,390)	(1,050,326)
Net increase/decrease in shares outstanding	(1,156,313)	2,820,602

The accompanying notes are an integral part of these financial statements.

CENTRAL PARK GROUP MULTI-EVENT FUND
Statement of Cash Flows
For the Year Ended October 31, 2011

Cash flows from operating activities
Net decrease in net assets resulting from operations	$ (3,846,499)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(1,278,852,746)
Proceeds from dispositions of investments	1,301,608,940
Purchases of securities sold short	(330,451,648)
Proceeds from securities sold short	322,470,633
Purchases of written options	(6,621,766)
Proceeds from written options	5,459,773
Net realized loss from investments and options	206,405
Net realized gain from securities and exchange traded funds sold short	(2,048,658)
Net realized gain from written options	(387,564)
Change in net unrealized appreciation/depreciation from investments, options, securities and exchange
traded funds sold short, written options, swaps and foreign currency translation	3,642,000
Net accretion of discounts	(81,363)

Change in assets and liabilities
(Increase)/Decrease in assets:
Due from brokers	10,799,010
Receivable for investment sold, not settled	5,150,974
Interest and dividends receivable	37,736
Other assets	(848)
Increase/(Decrease) in liabilities:
Payable for foreign currency	(3,221,908)
Payable for investment purchased, not settled	(13,113,457)
Due to investment adviser	(51,698)
Incentive fees payable	(415,496)
Trustee fees payable	(1,319)
Accounts payable and other accrued expenses	560,662
Net cash provided by operating activities	10,841,163

Cash flows from financing activities
Proceeds from shares issued	8,930,056
Shares redeemed	(19,771,219)
Net cash used in financing activities	(10,841,163)
Net change in cash	-
Cash at beginning of year	-
Cash at end of year	-

Supplemental disclosure of cash activity:
Cash paid for interest	$ 19,444

The accompanying notes are an integral part of these financial statements.

CENTRAL PARK GROUP MULTI-EVENT FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008 (1)
Net asset value, beginning of year/period	$ 10.02	$ 10.19	$ 9.15	$ 10.65

Activity from investment operations:
Net investment loss (2)	(0.26)	(0.19)	(0.09)	(0.02)
Net realized and unrealized gain (loss) on investments	(0.28)	0.44	1.13	(1.48)
Total from investment operations	(0.54)	0.25	1.04	(1.50)

Less distributions from:
Net realized gains	-	(0.42)	-	-
Total distributions	-	(0.42)	-	-

Net asset value, end of year/period	$ 9.48	$ 10.02	$ 10.19	$ 9.15

Ratio of net investment loss to average net assets	(2.58)%	(1.95)%	(.99)%	(2.39)%	(3)
Ratio of gross expenses before incentive fees
to average net assets	3.77%	3.18%	3.83%	6.69%	(3,4)
Ratio of net expenses before incentive fees
to average net assets	3.77%	3.18%	3.83%	4.53%	(3,4,5)
Incentive fees	0.13%	0.62%	0.67%	-
Ratio of net expenses after incentive fees	3.90%	3.80%	4.50%	4.53%	(3,4,5)
to average net assets
Portfolio Turnover Rate	780%	811%	1033%	740%	(6)
Total return, before incentive fees (7)	(5.26)%	3.12%	11.96%	(14.08)%	(6)
Incentive fees	(0.13)%	(0.62)%	(0.67)%	-
Total return, after incentive fees (7)	(5.39)%	2.50%	11.29%	(14.08)%	(6)

Net assets, end of year/period in (000s)	$ 63,214	$ 78,461	$ 50,992	$ 30,733

(1)	Central Park Group Multi-Event Fund commenced operations on December 6, 2007.
(2) Calculated using the average shares method.
(3) Annualized for periods less than one year.
(4)	Ratio of gross expenses to average net assets does not include the impact of the Adviser’s expense reimbursement.
(5)	Ratio of net expenses to average net assets includes the effect of the voluntary expense reimbursement by the Adviser.
(6) Not annualized for periods less than one year.
(7)	Total return assumes a purchase of an interest in the Fund at the beginning of the period and a sale of the Fund interest on the last day of the period noted and does not reflect the deduction of a sales load, if any, incurred when subscribing to the Fund.

The accompanying notes are an integral part of these financial statements.

CENTRAL PARK GROUP MULTI-EVENT FUND

Notes to Financial Statements

October 31, 2011

1. Organization

Central Park Group Multi-Event Fund (the “Fund”) was organized in the State of Delaware on November 21, 2006 as a diversified, closed-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced operations on December 6, 2007 and previously had minimal operations primarily related to organizational matters.

The Fund’s investment objective is to seek capital appreciation while seeking to moderate risk and reduce volatility compared to the general equity markets, by pursuing a variety of investment strategies. These include primarily event-driven strategies, relative value strategies, and capital structure arbitrage strategies. The Fund may also trade and invest in undervalued securities by employing long-biased strategies.

Effective November 1, 2011, the Fund’s investment adviser is Central Park Multi Event Management, LLC (a registered investment adviser) (the “Adviser”), a joint venture between Central Park Advisers, LLC (“Central Park Advisers” or the “Manager”) and Brencourt Advisers LLC (“Brencourt”). Prior to November 1, 2011, the investment adviser was Central Park Para Management, LLC a joint venture between the Manager and Para Advisors LLC, (“Para Advisors”).  The Fund’s Board of Trustees (the “Trustees”) has overall responsibility to manage and control the business affairs of the Fund and has engaged the Adviser to provide investment advice to the Fund.

2. Summary of Significant Accounting Policies

The accounting and reporting policies of the Fund have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), and are expressed in United States dollars.

The following is a summary of significant accounting and reporting policies followed by the Fund in the preparation of the financial statements.

Federal Income Taxes: The Fund qualified as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) during the fiscal year of 2011. The Fund’s policy is to comply with the provisions of the Code applicable to RICs and to distribute to its shareholders substantially all of its distributable net investment income and net realized gain on investments. In addition, the Fund intends to make distributions as required to avoid excise taxes. Accordingly, no provision for federal income or excise tax has been recorded in these financial statements.

Foreign Currency Transactions: The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency, if any, are translated into U.S. dollar amounts at current exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at the date of valuation, resulting from changes in currency exchange rates.

Option Writing: When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. Put and call options purchased are accounted for in the same manner as investment securities.

Financial Futures Contracts: The Fund invests in financial futures contracts for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

Investment Transactions: The Fund records security transactions based on trade date. For investments in securities, dividend income is recorded on the ex-dividend date. Interest income is recorded as earned on the accrual basis and includes amortization or accretion of premiums or discounts. Discounts and premiums on securities purchased are accreted/amortized, over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

CENTRAL PARK GROUP MULTI-EVENT FUND

Notes to Financial Statements, continued

October 31, 2011

Dividends and distributions to shareholders:  Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually.  The Fund records dividends and distributions to its shareholders on ex-dividend date.  Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund

Use of Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuations

Fair Value Measurements: A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows. The Fund has categorized its investments according to a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 — other significant observable inputs for the asset or liability (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs for the asset or liability (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary categorization, as of October 31, 2011, of the Fund’s investments based on the level of inputs utilized in determining the value of such investments:

		Level 2 - Other Significant	Level 3 - Significant

	Level 1 - Quoted Prices	Observable Inputs	Unobservable Inputs	Total

	Investment	Investment	Investment	Investment
	Securities	Securities	Securities	Securities
Security Type
Assets
Common Stocks	$ 343,950	$ -	$ -	$ 343,950
Preferred Stocks	-	538,155	-	538,155
Private Placements	-	-	562,604	562,604
Corporate Bonds	-	426,451	-	426,451
Short Term Investment	65,847,724	-	-	65,847,724
Total	$ 66,191,674	$ 964,606	$ 562,604	$ 67,718,884

There were no significant transfers into or out of Level 1 and 2 during the current period presented. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

For each Level 3 investment, some or all of the following may have been used to determine fair value: market conditions, credit quality and spreads, liquidity, expected maturity or call date, and security type.

For the current period there have been no transfers out of Level 3. The Fund assumes any transfers between levels occur at the end of the year. The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments	Balance as of October 31, 2010	Change in Unrealized Appreciation/ (Depreciation)*	Net Purchases (Sales)	Balance as of October 31, 2011
Private Placements	$ 502,154	$ 12,919	$ 47,531	$ 562,604

*

Relates only to investments still held as of October 31, 2011.

Equity securities (common & preferred stock): Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depository Receipts (ADRs), financial futures, Exchange Traded Funds (ETFs), and the movement of certain indexes of securities based on a statistical analysis of the historical relationship and are categorized in Level 2. Preferred stock and

CENTRAL PARK GROUP MULTI-EVENT FUND

Notes to Financial Statements, continued

October 31, 2011

other equities traded on inactive markets or valued by reference to similar instruments are also categorized in Level 2. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price, except for short positions and call options written, for which the last quoted asked price is used. Short-term securities, with the exception of sweep vehicles valued at cost, and debt securities with less than 60 days to maturity are generally valued at amortized cost, which approximates fair value.

Securities traded on a foreign securities exchange are valued at their last sale price on the exchange where such securities are primarily traded or in the absence of a reported sale on a particular day, at their bid price, in the case of securities held long, or ask prices, in the case of securities sold short, as reported by such exchange.

All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close. On occasion, the values of such securities and exchange rates may be affected by events occurring between the times such values or exchange rates are determined and the time that the net asset value of the Fund is determined. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities are valued at fair value as determined in good faith by, or under the supervision of, the Trustees.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

U.S. Government securities: U.S. Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. Government securities are categorized in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

U.S. Agency securities: U.S. Agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Agency issued debt securities are generally valued in a manner similar to U.S. Government securities. Mortgage pass-throughs include to-be-announced (TBA) securities and mortgage pass-through certificates. TBA securities and mortgage pass-through certificates are generally valued using dealer quotations. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 1 or Level 2 of the fair value hierarchy.

Restricted securities (equity and debt): Restricted securities for which quotations are not readily available are valued at fair value as determined by the Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Private securities: Private securities are valued at fair value. These securities are initially recorded at their original funded cost and subsequently adjusted based upon transactions or events occurring that directly affect the value of such securities. These securities may also be adjusted downward in the event that net realizable value is determined to be less than carrying value. The Fund’s investments in investment funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate. The Fund’s investments in investment funds are carried at fair value as determined by the Fund’s pro rata interest in the net assets of each investment fund. All valuations utilize financial information supplied by each investment fund and are net of management and incentive fees or allocations payable to the investment funds’ managers or pursuant to the investment funds’ agreements. The Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its portfolio. The Adviser and/or the Trustees will consider such information and consider whether it is appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported or whether to adjust such value. The underlying investments of each investment fund are accounted for at fair value as described in each investment fund’s financial statements.

Derivative instruments: Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over the counter (OTC) derivative contracts include forwards, swaps, option contracts, and contracts for differences related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products can be modeled taking into account the counterparties’ credit worthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swaps and option contracts. A substantial majority of OTC derivative products valued by the Fund using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy.

If market quotations are not readily available, securities and options described above are valued at fair value as determined in good faith by, or at the supervision of, the Trustees. Fair value shall take into account the relevant factors and surrounding circumstances, which may include:

(i) the nature and pricing history (if any) of the security or other investment; (ii) whether any dealer quotations are available; (iii) possible valuation methodologies that could be used to determine fair value; (iv) the recommendation of the Adviser with respect to the valuation; (v) whether the same or similar securities or other investments are held by other accounts or other funds managed by the Adviser and the valuation method used by the Adviser with respect thereto; (vi) the extent to which the fair value to be determined will result from the use of data or formulae produced by third parties independent of the Adviser; and (vii) the liquidity or illiquidity of the market for the security or other investment.

CENTRAL PARK GROUP MULTI-EVENT FUND

Notes to Financial Statements, continued

October 31, 2011

4. Related Party Transactions

The Fund, pursuant to the Investment Management Agreement, will pay the Manager a monthly asset based fee at an annual rate of 2% of the Fund’s average monthly net assets. The Fund will also pay the Adviser, generally at the end of each fiscal year and at certain other times, an incentive fee (the “Incentive Fee”) equal to 20% of the Fund’s net profits. For the purposes of calculating the Incentive Fee for any fiscal period (as defined below), net profits will be determined by taking into account net realized gain or loss (including realized gain that may have been distributed to shareholders during such fiscal period) and the net change in unrealized appreciation or depreciation of securities positions. No Incentive Fee will be payable for any fiscal period unless losses and depreciation from prior fiscal periods (the “cumulative loss”) have been recovered by the Fund, occasionally referred to as a “high water mark” calculation. The cumulative loss to be recovered before payment of Incentive Fees will be reduced in certain circumstances. The Adviser will be under no obligation to repay any Incentive Fees previously paid by the Fund. Thus, the payment of Incentive Fee for a fiscal period will not be reversed by the subsequent decline of the Fund’s assets in any subsequent fiscal period.

The Incentive Fee is accrued monthly and taken into account for the purpose of determining the Fund’s net asset value. Accordingly, the repurchase price received by an investor whose shares are repurchased in a repurchase offer will be based on a share valuation that will reflect an Incentive Fee accrual if the Fund has experienced positive performance through the date of repurchase. No adjustment to a repurchase price will be made after it has been determined. However, for shareholders whose shares are not repurchased on a periodic share repurchase date, the Incentive Fee accrual may subsequently be reversed prior to payment if the Fund’s performance declines. Incentive Fees payable, or portions thereof, are determined as of, and are promptly paid after, the last day of the fiscal year as well as the last day of any other fiscal period. The “fiscal period” is normally the fiscal year, except that, whenever there are share repurchases pursuant to periodic repurchase offers, the period of time from the end of the last fiscal period through that date constitutes a new fiscal period. In such event, only that portion of the accrued Incentive Fee that is proportional to the assets paid in respect of the shares being repurchased (not taking into account any proceeds from contemporaneous share purchases or reinvestments) will be paid to the Adviser for such fiscal period.  The Incentive Fee charged to the Fund for the year ended October 31, 2011 was $102,454, which is payable at year end.

Each Trustee of the Fund receives an annual retainer of $5,000 plus a fee for each meeting attended. All Trustees are reimbursed by the Fund for all reasonable out-of-pocket expenses. Total amounts expensed by the Fund related to Trustees for the year ended October 31, 2011 were $20,681 which appears as Trustee fees in the Statement of Operations, of which $3,812 was payable at October 31, 2011.

5. Administration, Custodian Fees and Distribution

Gemini Fund Services (“Gemini”, or the “Administrator”), serves as the administrator, accounting agent, and transfer agent to the Fund, and in that capacity provides certain administrative, accounting, record keeping, tax and investor related services. For its services as Administrator, the Fund pays Gemini a minimum fee along with annualized tier rate fee based upon the average net assets of the Fund. The Fund pays Gemini an annual per investor servicing fee. In addition, the Fund reimburses Gemini for certain out of pocket expenses incurred. A Gemini affiliate Northern Lights Compliance Services (“NLCS”) provides Chief Compliance Officer services to the Fund.  An officer of NLCS  is also an officer of the Fund.

Union Bank of California serves as custodian (the “Custodian”) of the Fund’s assets and provides custodial services for the Fund. Additionally, the Fund utilizes JPMorgan Chase and Goldman Sachs as prime brokers.

Foreside Fund Services, LLC (the “Distributor”) acts as the distributor of the Fund’s shares on a best efforts basis, subject to various conditions.  The Fund also may distribute shares through other brokers or dealers. The Fund will sell shares only to Qualified Investors (as defined in the Fund’s prospectus).

6. Fund Expenses

Unless otherwise voluntarily or contractually assumed by the Adviser or another party, the Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the Fund’s account; legal fees; accounting, auditing and tax preparation fees; recordkeeping and custodial fees; costs of computing the Fund’s net asset value; fees for data and software providers; research expenses; costs of insurance; registration expenses; certain offering costs; expenses of meetings of investors; Trustee fees; all costs with respect to communications to investors; transfer taxes and taxes withheld on non-U.S. dividends; interest and commitment fees on loans and debit balances; and other types of expenses as may be approved from time to time by the Trustees. The Adviser is permitted to recapture amounts previously reimbursed by the Adviser for a period not to exceed three years from the date on which such expenses were incurred by the Adviser, such recapture of $375,000 expired on August 2011.

7. Securities Transactions

Aggregate purchases and proceeds from sales of investment securities and options for the year ended October 31, 2011 amounted to $496,429,904 and $556,146,778, respectively. Purchases and proceeds from securities and exchange traded funds sold short amounted  $330,451,648 and $322,470,633, respectively, and purchases and sales of written options amounted to $6,621,766 and $5,459,773, respectively. Net realized gain resulting from securities and exchange traded funds sold short and written options was $2,048,658 and $387,564, respectively, for the year ended October 31, 2011.

At October 31, 2011, the tax basis of investments was $68,030,251 resulting in accumulated net unrealized depreciation of $311,367 which consists of $48,596 of gross unrealized appreciation and $359,963 of gross unrealized depreciation.  The difference between the book and tax basis of investments is primarily due to book/tax differences relating wash sales deferrals.

CENTRAL PARK GROUP MULTI-EVENT FUND

Notes to Financial Statements, continued

October 31, 2011

8. Due to/from Brokers

Due from brokers balance of $2,712,506 represents cash held with brokers at October 31, 2011.

The Fund has the ability to trade on margin and, in that connection may borrow funds from brokers and banks for investment purposes. Trading in debt securities on margin requires collateral that is adequate in the broker’s reasonable judgment under the margin rules of the applicable market and the internal policies of the broker. The 1940 Act requires the Fund to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the Fund incurs the indebtedness. The Fund pledges cash as collateral for the margin borrowings, which is maintained in a segregated cash account held by the brokers. The Fund had no borrowings outstanding at October 31, 2011.

9. Financial Instruments with Off-Balance Sheet Risk or Concentrations of Credit Risk

The Fund maintains cash in bank deposits which, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits.

In the ordinary course of trading activities, the Fund trades and holds certain fair-valued derivative contracts, which constitute guarantees. Such contracts include written put options, where the Fund would be obligated to purchase or sell securities at specified prices, i.e. the options are exercised by the counterparties. The maximum payout for the written put option contracts is limited to the number of contracts written and the related strike prices, respectively. At October 31, 2011, the Fund had no maximum payout amounts relating to written put option contracts.

Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event.

The financial instruments contain varying degrees of off-balance sheet risk whereby changes in the market value of securities underlying the financial instruments may be in excess of the amounts recognized in the Statement of Assets and Liabilities. Due to the nature of the Fund’s strategy, the Fund’s portfolio may include some securities which are relatively illiquid, or thinly traded, and have a greater amount of both market and credit risk than many other fixed income instruments. These investments trade in a limited market and may not be immediately liquidated if needed. Value assigned to these investments may differ significantly from the values that would have been used had a broader market for the investments existed.

The Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. This transaction creates a liability to purchase such securities in the market at prevailing prices, and is presented in the Statement of Assets and Liabilities as “securities sold short.” The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. The Fund is exposed to market risk based on the amount, if any, that the market value of the securities sold short, exceeds the payments received. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract.

During the year ended October 31, 2011, the Fund had the following written option transactions:

	Call Options		Put Options
	Number of Contracts	Premium	Number of Contracts	Premium

Options outstanding at October 31, 2010	4,102	1,549,557	-	-
Options Written	28,471,856	3,775,195	14,473,346	1,297,014
Options terminated in closing purchase transactions	(28,475,779)	(5,251,565)	(14,470,114)	(832,710)
Options Expired	(179)	(73,187)	(3,232)	(464,304)
Options outstanding at October 31, 2011	-	-	-	-

The Fund may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

The Fund may enter into swap agreements for the purpose of attempting to obtain, enhance, or preserve a particular desired return or spread at a lower cost to that Fund than if that Fund had invested directly in an instrument that yielded the desired return or spread. Swap agreements do not involve the delivery of securities or other underlying instruments. The Fund’s obligation under a swap agreement will be accrued daily (offset against amounts owed to that Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating liquid assets on the Fund’s books and records. All open swap agreements at period end are reflected on the Schedule of Portfolio Investments.

CENTRAL PARK GROUP MULTI-EVENT FUND

Notes to Financial Statements, continued

October 31, 2011

Credit default swaps (“CDSs”) are bilateral financial swap agreements that contractually transfer the credit risk of a third party reference entity or a group of entities from one party to another. A buyer of a CDS receives credit protection or sheds credit risk, whereas the seller of a CDS is selling credit protection or assuming credit risk. The seller typically receives a predetermined periodic payment from the other party in consideration for guaranteeing to make a specific payment to the buyer should the third party reference entity suffer a default event. If a default event occurs, the seller would be required to pay the par value of a referenced debt obligation to the counterparty in exchange for a default debt obligation.

Total return swaps (“TRSs”) are bilateral financial swap agreements where one party (the payer) contractually agrees to pay the other (the receiver) the total return on a specified asset or index in exchange for a fixed or floating rate of return. A TRS allows the receiver or payer to derive the economic benefit of owning or having short exposure to an asset without owning or shorting the underlying asset. The receiver is entitled to the amount, if any, by which the notional amount of the total return swap agreement would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. In return, the payer is entitled to an amount equal to a fixed or floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments, less any dividends or interest. The amounts to which each party is entitled are normally netted out against each other, resulting in a single amount that is either due to or from each party.

Contract for differences (“CFDs”) are swap agreements in which one party contractually receives income payments on a reference asset, plus any capital gains or losses over the specified payment period, while the other party contractually receives a specified fixed or floating cash flow unrelated to the credit worthiness of the reference asset.

The CDSs, TRSs and CFDs instruments (collectively the “swap agreements”) provide for net cash settlement and therefore do not require the Fund to segregate assets to cover the underlying reference security. The Manager believes that the transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as subject to the Fund’s borrowing restriction. Swap agreements are collateralized by segregated cash held at the counterparty.

In addition to being exposed to the credit risk of the underlying reference entity, swap agreements are subject to counterparty risk, market risk and interest rate risk. Swap agreements utilized by the Fund may not perform as expected or in a manner similar to the high yield bond markets. Risks may arise as a result of the failure of the counterparty (Protection Seller) to perform under the agreement. The loss incurred by the failure of a counterparty is generally limited to the market value and premium amounts recorded. The Fund considers the creditworthiness of each counterparty to a swap agreement in evaluating potential credit risk. Additionally, risks may arise from the unanticipated movements in the interest rates or in the value of the underlying reference securities. The Fund may use various techniques to minimize credit risk including early termination or reset and payment, using different counterparties and limiting the net amount due from any individual counterparty.

Fluctuations in the value of swap agreements are recorded in the change in net unrealized appreciation/depreciation from investments, options, securities and exchange traded funds sold short, written options, swaps and foreign currency translations on the Statement of Operations.

The Fund will enter into swap agreements only with counterparties that the Adviser reasonably believes are capable of performing under the swap agreements.

The Fund also invests in bonds and bank debt.  Bonds and bank debt (loan assignments and participations) have exposure to certain degrees of risk, including interest rate, market risk and the potential non-payment of principal and interest, including default or bankruptcy of the issuer or the intermediary in the case of participation. Loans are generally subject to prepayment risk, which will affect the maturity of such loans. The Fund had no unfunded commitments on investments at October 31, 2011.

The “Derivatives and Hedging” Topic of FASB ASC requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance and cash flows. The Fund’s use of derivatives for the year ended October 31, 2011 was limited to written call options, written put options and swaps. Following is a summary of how these derivatives are treated in the financial statements and their impact on the Fund.  As of October 31, 2011, there were no open derivative instruments.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2011:

			Changes in Net
		Net Realized	Unrealized Appreciation /
	Location of Gain/(Loss) on Derivarives	Gain/(Loss) on	(Depreciation) on
Primary Risk Exposure	Recognized in Income	Derivatives	Derivatives

Equity Contracts:
Purchased Options	Net realized loss from purchased options	$ (4,942,855)
	Change in unrealized appreciation on purchased options		$ (469,758)

Options Written	Net realized gain from written options	387,564
	Change in unrealized depreciation on written options		260,974

Contract for Differences	Net realized loss in from swaps	(235,453)
	Change in unrealized deprecation on swaps		(211,524)
	Total	$ (4,790,744)	$ (420,308)

CENTRAL PARK GROUP MULTI-EVENT FUND

Notes to Financial Statements, continued

October 31, 2011

The Fund held no open derivative investments at October 31, 2011. Quarterly average notional amounts were used to calculate the volume and are considered representative of the activity throughout the period from November 1, 2010 to October 31, 2011.

Derivative	Primary	Average
Type	Underlying Risk	Notional
Assets:
Contract for Difference	Equity Price	$ 47,742
Equity Options	Equity Price	41,287,850.00
FX Options	FX Options	25,085,764.00

Liabilities
Contract for Difference	Equity Price	$ (24,797)
Equity Options	Equity Price	(29,195,875.00)
FX Options	FX Options	(6,243,318.00)

10. Indemnification

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnifications or warranties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

11.  Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to registered investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders.  The tax characteristics of distributions paid during the year ended October 31, 2011and October 31, 2010 was as follows:

	October 31, 2011	October 31, 2010
Ordinary Income	$ -	$ 2,355,801
Long-Term Capital Gain	-	12,635
	$ -	$ 2,368,436

The Fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.  As of October 31, 2011, the Fund’s most recent fiscal year end, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carry Forwards	Accumulated Capital & Other Losses	Unrealized Depreciation	Total Accumulated Earnings
$ -	$ 759,448	$ -	$ -	$ (311,380)	$ 448,068

The difference between book basis and tax basis unrealized depreciation is primarily attributable to the tax deferral of losses on wash sales.

As of October 31, 2011, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments to capital:

Accumulated Net Investment Losses	Accumulated Net Realized Gains	Paid in Capital
$ 2,266,037	$ 591,386	$ (2,857,423)

Management evaluates the tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether  the tax positions will “more-likely-than-not” be sustained upon examination by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Fund would be recorded as a tax benefit or expense in the current year. The Fund has not recognized any tax liability for unrecognized tax benefits or expenses. A reconciliation is not provided herein, as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2008 through present remain subject to examination by the U.S. taxing authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending October 31, 2012. Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all of a portion of the Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses

CENTRAL PARK GROUP MULTI-EVENT FUND

Notes to Financial Statements, continued

October 31, 2011

get utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Fund, if any, will be included in the October 31, 2012 annual report.

12. Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.”  ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements.  Effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years entities will need to disclose information about purchases, sales issuances and settlements of Level 3 securities on a gross basis rather than as a net number as currently required.  Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in U.S. generally accepted accounting principles (“GAAP”) and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

13. Subsequent Event

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events and the Fund admitted 4 new investors with contributions in the amount of $300,000 and had dividends to be paid of $759,448 subsequent to the year ended October 31, 2011.

CENTRAL PARK GROUP MULTI-EVENT FUND

Supplemental Information (Unaudited)

October 31, 2011

Disclosure of Portfolio Holdings: The Fund files a Form N-Q with the Securities and Exchange Commission (the “SEC”) no more than sixty days after the Fund’s first and third fiscal quarters of each fiscal year. For the Fund, this would be for the fiscal quarters ending January 31 and July 31. Form N-Q includes a complete schedule of the Fund’s portfolio holdings as of the end of those fiscal quarters. The Fund’s N-Q filings can be found free of charge on the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 800-SEC-0330 for information on the operation of the Public Reference Room).

Voting Proxies on Fund Portfolio Securities: A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling (collect) 1-212-317-9200 and on the SEC’s website at http://www.sec.gov.

TRUSTEES

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business.

Three of the Trustees are not “interested persons” (as defined in the Investment Company Act) of the Fund (collectively, the “Independent Trustees”) and perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation. The identity of the Trustees and brief biographical information regarding each Trustee is set forth below. The Fund’s statement of additional information (the “SAI”) includes information about the Trustees and is available without charge, upon request, by calling 1-212-317-9200.

Position(s) with Fund	Time Served	During Past 5 Years	by Trustee	Outside Fund Complex
INDEPENDENT TRUSTEES

Joan Shapiro Green (66) c/o Central Park Group, LLC 805 Third Ave. New York, NY 10022 Trustee	Term - Indefinite Length - Since Inception	Executive Director of National Council of Jewish Women New York since 2007; Executive Director of New York Society of Securities Analysts (2004 - 2006)	2	None
Kristen M. Leopold (44) c/o Central Park Group,LLC 805 Third Ave. New York, NY 10022 Trustee	Term - Indefinite Length - Since Inception	Independent Consultant to Hedge Funds (2007 - present); Chief Financial Officer of Weston Capital Management, LLC (investment managers) (1997 - 2006)	2	None
Janet L. Schinderman (60) c/o Central Park Group, LLC 805 Third Ave. New York, NY 10022 Trustee	Term - Indefinite Length - Since Inception	Self-Employed Educational Consultant since 2006; Associate Dean for Special Projects and Secretary to the Board of Overseers, Columbia Business School, of Columbia University (1990 - 2006)	2	Advantage Advisers Augusta Fund, L.L.C.; Advantage Advisers Multi-Sector Fund I; Advantage Advisers Whistler Fund, L.L.C.; Advantage Advisers Xanthus Fund, L.L.C.

INTERESTED TRUSTEES

Mitchell A. Tanzman (52) c/o Central Park Group, LLC 805 Third Ave. New York, NY 10022 Trustee	Term - Indefinite Length - Since Inception	Co-Chief Executive Officer and Co-Chief Investment Officer of Central Park Group, LLC since 2006;	2	None
Ruth S. Goodstein (51) c/o Central Park Group, LLC 805 Third Ave. New York, NY 10022 Trustee	Term - Indefinite Length - Since Inception	Chief Operating Officer of Central Park Group, LLC since 2006;	1	None
OFFICER(S) WHO ARE NOT TRUSTEES
Michael Mascis (44) c/o Central Park Group, LLC 805 Third Ave. New York, NY 10022 Principal Accounting Officer	Term - Indefinite Length - Since Inception	Chief Financial Officer of Central Park Group, LLC since 2006	N/A	N/A
Michael J. Wagner (61) 450 Wireless Blvd. Hauppauge, NY 11788 Chief Compliance Officer	Term - Indefinite Length - Since July 2010	President (2006-Present) and Senior Vice President (2004-2006) Northern Lights Compliance Services, LLC (provides CCO services to Mutual Funds); Vice President GemCom LLC (2004 - Present)	N/A	N/A

CENTRAL PARK GROUP MULTI-EVENT FUND

Supplemental Information (Unaudited)(Continued)

October 31, 2011

REPURCHASE OFFERS

Pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended, the Fund offers shareholders the option of redeeming shares in amounts of not less than 5% but not more than 25% of the Fund’s Shares of beneficial interest (“Shares”). Currently, the Fund expects to offer to repurchase 25% of its outstanding Shares every January, April, July, and October. The deadline by which the Fund must receive repurchase requests submitted by shareholders in response to each repurchase offer (the “Repurchase Request Deadline”) will be generally on or about the 18th day in the months of January, April, July, and October or, if the 18th day is not a business day, on the next business day. The date on which the repurchase price for Shares is to be determined will be generally the last day of the month (the “Repurchase Pricing Date”), but shall occur no later than the 14th day after the Repurchase Request Deadline or, if the 14th day is not a business day, on the next business day. The Fund’s Share repurchase policy is a fundamental policy of the Fund.

During the year ended October 31, 2011, the Fund completed four quarterly repurchase offers. In those offers, the Fund offered to repurchase up to 25% of the number of its outstanding Shares as of the Repurchase Pricing Dates. The results of those repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3	Repurchase Offer #4
Commencement Date	December 29, 2010	March 19, 2011	June 28, 2011	September 27, 2011
Repurchase Request Deadline	January 20, 2011	April 20, 2011	July 19, 2011	October 18, 2011
Repurchase Pricing Date	January 31, 2011	April 30, 2011	July 31, 2011	October 31, 2011
Net Asset Value as of Repurchase Offer Date	$9.94	$10.54	$10.07	$9.48
Amount Repurchased	$3,148,556	$6,956,386	$2,442,418.79	$7,782,804.48
Percentage of Outstanding Shares Repurchased	3.76%	8.08%	3.16%	10.96%

Consideration and Approval of Investment Advisory Agreement

At a special meeting held on August 10, 2011 (the "Special Meeting"), the Board of Trustees (the "Trustees" or "Board") of Central Park Group Multi-Event Fund (the "Fund"), including the Independent Trustees, considered and unanimously approved Central Park Advisers' recommendation that the Fund enter into a new investment advisory agreement (the "Advisory Agreement"), effective as of November 1, 2011, with Central Park Multi-Event Management, LLC (the "Adviser").  The Adviser is a joint venture between Central Park Advisers, LLC ("Central Park Advisers"), which serves as managing member, and Brencourt Advisors, LLC ("Brencourt Advisors"), which serves as non-managing member and whose personnel provide day-to-day management of the Fund's portfolio under the oversight of Central Park Advisers.

During the Special Meeting, the Independent Trustees met in executive sessions, during which they were advised by and had the opportunity to discuss with independent legal counsel the approval of the Advisory Agreement, and met with representatives of Brencourt Advisors, who provided the Trustees with an overview of Brencourt Advisors and described the firm's investment philosophy, strategies and objective.  The Trustees reviewed materials furnished by the Adviser, including information regarding the Adviser, Central Park Advisers, Brencourt Advisors and their respective personnel, operations and financial condition.  Tables indicating comparative fee information, and comparative performance information, as well as summary and pro forma financial analyses for the Fund, were also included in the meeting materials and were reviewed and discussed.  The Trustees noted that Central Park Advisers is the managing member of both the Adviser and Central Park Para Management, LLC, the Fund's previous investment adviser.  The Trustees discussed with representatives of the Adviser the Fund's operations and the Adviser's ability to provide advisory and other services to the Fund.  In particular, the Trustees considered the following:

(i)  The nature, extent and quality of services to be provided by the Adviser:  The Trustees reviewed the services that the Adviser would provide to the Fund, including, but not limited to, generally managing the Fund's investments in accordance with the stated policies of the Fund.  The Trustees also considered the Adviser's investment philosophy and investment process with respect to, and the investment outlook for, the Fund.  In addition, the Board considered the education, background and experience of the Adviser's advisory and other personnel proposing to provide services to the Fund, noting particularly that the favorable reputation of the proposed portfolio manager for the Fund could have a favorable impact on the growth of the Fund.  The Board then considered the administrative services to be provided by the Adviser and its affiliates to the Fund, including administrative and compliance services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Fund.  The Trustees acknowledged the Adviser's engagement of highly skilled investment professionals, research analysts and administrative, legal and compliance staff members to ensure that a high level of quality in compliance and administrative services would be provided to the Fund.  Accordingly, the Trustees concluded that the quality and scope of services offered by the Adviser to the Fund was appropriate and compared favorably to, and would be consistent with, services provided by other advisers to other funds in both nature and quality, and would be suitable for the Fund.

(ii)  Investment performance of the Fund and the Adviser:  The Board considered the Fund's performance, its lack of asset growth over the past year and that redemptions had exceeded subscriptions over the last year and a half, and noted that these factors contributed to Central Park Advisers' recommendation to approve the Advisory Agreement.  Although Brencourt Advisors' other accounts, as private funds, are not subject to certain investment restrictions under the Investment Company Act of 1940, as amended, that are applicable to the Fund, which can adversely affect the Fund's performance relative to that of the other accounts, and although past performance does not indicate future performance, the Board reviewed the attractive investment performance achieved in the past by Brencourt Advisors in its evaluation of the Adviser's investment performance.  The Board also evaluated the Adviser's capabilities and acknowledged that the Adviser and its personnel had the necessary experience and expertise to manage the Fund.

(iii)  Cost of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund:  The Board considered the anticipated cost of the Adviser's services.  As part of its analysis, the Board considered fee estimates compiled by the Adviser and expenses going forward.  Referencing the discussions above and the presentation by the Adviser concerning the expense terms associated with comparable funds and the current expense environment for alternative investment funds generally, and taking into consideration the Adviser's potential profitability, the Trustees concluded that the profits to be realized by the Adviser under the Advisory Agreement and from other relationships between the Fund and the Adviser were within a range the Trustees considered reasonable and appropriate.

(iv)  The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale:  The Trustees discussed the fact that the Fund was not large enough at this time to support a request for breakpoints due to economies of scale.  The Trustees noted, however, that if the Fund's assets increase, the Fund's fixed expenses would be spread over a greater asset base, thereby reducing the Fund's expense ratio over time.

(v)  Comparison of fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisors or other clients:  The Trustees reviewed the fees to be paid by the Fund and compared the fees to those being charged to other pooled investment vehicles and investment companies presented by the Adviser which had objectives and strategies similar to those of the Fund and which are managed by other third-party investment advisers ("Comparable Funds").  The information presented to the Trustees indicated that the management and administration fee was equal to the median management fee of the Comparable Funds and in the range of those being charged by Brencourt Advisors to its other accounts and institutional clients, and that the Fund's incentive fee rate was equal to the median incentive fee rate of the Comparable Funds and in the range of those being charged by Brencourt Advisors to its other accounts and institutional clients.  The Trustees determined that the fees to be paid under the Advisory Agreement do not constitute fees that are so disproportionally large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm's length bargaining, and concluded that the fees to be paid were reasonable.

The Trustees concluded that approval of the Advisory Agreement was in the best interests of the Fund and its investors.

Item 2. Code of Ethics.

(a)

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics may be obtained without charge by calling 212-317-9200.

(b)

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from any provision thereof.

Item 3. Audit Committee Financial Expert.

3(a)(1)	The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2)	The audit committee financial expert is Kristen Leopold, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.
	Current Year	Previous Year
(a)Audit Fees	$84,000	$80,000
(b)Audit-Related Fees	$0	$0
( (c)Tax Fees	$15,500	$15,500
(d) All Other Fees	$0	$0

Audit fees include fees associated with the audit of the registrant’s annual financial statements and include fees associated with annual audits for providing a report in connection with the registrant’s report on Form N-CSR. Tax fees include fees for tax compliance, tax advice and tax planning, and include fees for assisting management in preparation of tax estimates.

(e)(1)

The registrant’s audit committee pre-approves the principal accountant’s engagements for audit and non-audit services to the registrant, and certain non-audit services that are required to be pre-approved on a case by case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the principal accountant’s independence.

(e)(2)

There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, because such services were pre-approved.

(f)	Not applicable.

(g)	Not applicable.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included in the report to shareholders filed under item 1 of this form.
(b)	Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are as follows:

The Fund has delegated voting of proxies in respect of portfolio holdings to the Adviser to vote the Fund's proxies in accordance with the Adviser's proxy voting guidelines and procedures.  The Adviser has adopted proxy voting guidelines which provide that proxy voting decisions are made by officers, members or employees of Brencourt Advisors, LLC ("Brencourt Advisors"), a member of the Adviser, in accordance with its own proxy voting policies and procedures (the "Voting Guidelines").  The Voting Guidelines provide as follows:

·

Brencourt Advisors typically has the authority to exercise voting discretion over all securities with respect to which Brencourt Advisors can vote that are held in client accounts ("Advisory Accounts").  The portfolio manager or his designee will be responsible for monitoring corporate actions and ensuring that each proxy is voted on and submitted to the chief compliance officer in a timely manner.  The portfolio manager will also be responsible for completing the proxy voting record to document the thought process behind the vote, how any conflicts of interest were resolved, and the action taken.  The chief compliance officer will review, sign and submit all proxy votes.  Records of proxy votes are available for review at Brencourt Advisors' office.

·

Generally, Brencourt Advisors votes proxies in accordance with the recommendations of its independent third-party proxy voting service, Broadridge Financial Solutions, Inc.'s ProxyEdge® ("ProxyEdge"); however, Brencourt Advisors maintains ultimate voting discretion with respect to Advisory Account proxies and may disregard ProxyEdge's recommendations at any time.  All proxy voting decisions voted contrary to ProxyEdge's recommendation will require a mandatory conflicts of interest review by the chief compliance officer.  In the event that Brencourt Advisors votes contrary to ProxyEdge's recommendation, Brencourt Advisors will retain for its records a written explanation of the rationale underlying that decision which will be available upon request to clients.

·

Brencourt Advisors shall keep a record of its proxy voting policies and procedures, proxy statements received, votes cast, all communications received and internal documents created that were material to voting decisions and each investor request for proxy voting records and the investment adviser's response, in an easily accessible place for five years, the first two years at its offices.  Brencourt Advisors may rely on the SEC's Edgar system or ProxyEdge for maintaining any proxy statements.

·

If at any time any investment professional becomes aware of any potential or actual conflict of interest regarding any particular proxy voting decision, the investment professional will contact the chief compliance officer.  The chief compliance officer will use his best judgment to address any such conflict of interest and ensure that it is resolved in accordance with his independent assessment of the best interests of the relevant Advisory Account.  Where the chief compliance officer deems appropriate in his sole discretion, unaffiliated third parties may be used to help resolve conflicts.

·

Although it is Brencourt Advisors' general policy to vote or give consent on all matters presented to security holders in any proxy, Brencourt Advisors also reserves the right to abstain on any particular vote or otherwise withhold its vote or consent on any matter if, in the judgment of the chief compliance officer or the portfolio manager for such Advisory Account, the circumstances make such an abstention or withholding otherwise advisable and in the best interests of the relevant Advisory Account.

·

Brencourt Advisors shall provide a copy of its Proxy Voting Policies and Procedures and information regarding any proxies actually voted by Brencourt Advisors to any investor in an Advisory Account promptly upon the request of such investor.

 Information regarding how Brencourt Advisors (and thus the Adviser) voted the Brencourt Advisors' proxies related to the Fund's portfolio holdings during the 12-month period ending June 30th will be available, without charge, upon request by calling collect (212) 317-9200, and on the SEC's website at http://www.sec.gov.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

William L. Collins, Chief Executive Officer and Chief Investment Officer of Brencourt Advisors, is the Fund's portfolio manager (the "Portfolio Manager") and has served in that position since November 2011.  As Portfolio Manager, Mr. Collins is primarily responsible for the investment strategy and day-to-day management of the Fund's portfolio.  Mr. Collins manages multiple accounts in addition to the Fund, including other pooled investment vehicles (e.g., hedge funds).

Brencourt Advisors was founded by William L. Collins, its principal owner, in January 2001 to continue the investment philosophy and strategy that he had established in managing Taurus Partners, L.P. from 1993 through 2000.  Prior to founding Brencourt Advisors, Mr. Collins was a Senior Managing Director at ING Furman Selz Asset Management, where he managed the firm's capital in event-driven strategies, as well as over $1 billion in client assets, and was responsible for the department's growth, development and performance since its inception in 1986.  Mr. Collins joined Furman Selz, LLC in 1980 and served on the firm's Board of Directors from 1989 until its acquisition by ING Group in 1997.  During that time, he also served on the firm's management committee.  Prior to joining Furman Selz, LLC, Mr. Collins managed the proprietary options department at Bache Halsey Stuart Shields.  Prior to that, he was a trader in Lehman Brothers' risk arbitrage department.  Mr. Collins received his B.A. from St. John's University and M.B.A. from New York University.

The Portfolio Manager's goal is to provide high quality investment services to all of his clients, including the Fund.  Brencourt Advisors has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address conflicts associated with managing multiple accounts for multiple clients.

Potential conflicts of interest may arise because of the Portfolio Manager's management of the Fund and other accounts.  For example, conflicts of interest may arise with the allocation of investment transactions and the allocation of limited investment opportunities.  Allocations of investment opportunities generally could raise a potential conflict of interest to the extent that the Portfolio Manager may have an incentive to allocate investments that are expected to increase in value to preferred accounts.  Conversely, the Portfolio Manager could favor one account over another in the amount or the sequence in which orders to redeem investments are placed.  Additionally, Brencourt Advisors could be viewed as having a conflict of interest to the extent that its investment in other accounts is materially different than its investment in the Fund.  The Adviser periodically reviews the Portfolio Manager's overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund.

Other accounts managed by the Portfolio Manager may have investment objectives and strategies that differ from those of the Fund, or they may differ from the Fund in terms of the degree of risk that each such account and the Fund are willing to bear.  For these or other reasons, the Portfolio Manager may purchase different investments for the Fund and the other accounts, and the performance of investments purchased for the Fund may vary from the performance of the investments purchased for other accounts.  The Portfolio Manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

All accounts managed by Brencourt Advisors are currently charged performance fees and asset-based management fees, some of which may differ from the fees charged hereunder.  A potential conflict of interest could arise if Brencourt Advisors were to receive a performance-based advisory fee as to one account but not another, or performance-based advisory fees of differing amounts, because the Portfolio Manager may favor certain of the accounts subject to the performance fee, whether or not the performance of those accounts directly determines the Portfolio Manager's compensation.

The Portfolio Manager's compensation is comprised of a fixed annual salary and an annual supplemental distribution, if any, paid by Brencourt Advisors and not by the Fund.  Because the Portfolio Manager is the majority equity owner of Brencourt Advisors and certain other affiliated entities which receive performance-based fees from client accounts, the supplemental distribution that the Portfolio Manager receives from Brencourt Advisors directly or indirectly is generally equal to his proportional share of the annual net profits earned by Brencourt Advisors from advisory fees and performance-based fees derived from its client accounts, including the Fund, as applicable.

The following table lists the number and types of accounts, other than the Fund, managed by the Fund's Portfolio Manager and estimated assets under management in those accounts, as of December 31, 2011.  All such accounts, and the assets managed thereunder, bear performance-based advisory fees.

William L. Collins

Registered Investment Companies		Pooled Accounts		Other Accounts
Number of Accounts(1)	Assets Managed	Number of Accounts(2)	Assets Managed	Number of Accounts(3)	Assets Managed
1	$64.2 million	7	$266 million	0	$0

(1)   Of these accounts, 1 accounts with total assets of approximately $64.2 million USD charge performance-based advisory fees.

(2)   Of these accounts, 5 accounts with total assets of approximately $212 million USD charge performance-based advisory fees.

(3)   Of these accounts, 0 accounts with total assets of approximately $0 charge performance-based advisory fees.

As of December 31, 2011, the Portfolio Manager beneficially owned shares of the Fund with a value in the range of $0.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable. See Item 2.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(c) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Central Park Group Multi-Event Fund

By (Signature and Title)	/s/ Mitchell A. Tanzman

Mitchell A. Tanzman, Principal Executive Officer

Date     January 6, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Mitchell A. Tanzman

Mitchell A. Tanzman, Principal Executive Officer

Date     January 6, 2012

By (Signature and Title)	/s/ Michael Mascis

Michael Mascis, Principal Accounting Officer

Date     January 6, 2012